UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2017 (May 10, 2017)

USG Corporation

(Exact name of registrant as specified in its charter) Commission File Number: 1-8864
Delaware	36-3329400
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
550 West Adams Street, Chicago, Illinois	60661-3676
(Address of principal executive offices)	(Zip Code)
(312) 436-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 10, 2017, USG Corporation (the “Corporation”) filed an Amendment to its Restated Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware that removes the requirement that the Board of Directors of the Corporation (the “Board”) maintain a Finance Committee. The Amendment was approved by the Corporation's stockholders at the Corporation's 2017 annual meeting of stockholders on May 10, 2017. The Board has not made a determination to eliminate the Finance Committee at this time, but the Amendment allows the Board to make this determination in the future. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Corporation held its 2017 annual meeting of stockholders on May 10, 2017. At the annual meeting, the stockholders considered five proposals, each of which is described in more detail in the Corporation’s proxy statement for the meeting. The matters voted upon at the annual meeting and the results of the votes were as follows:

Proposal 1.	Election of three directors for a three-year term to expire in 2020.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Matthew Carter, Jr.	116,217,286	2,909,017	112,397	16,329,546
Richard P. Lavin	118,317,787	812,626	108,287	16,329,546
Jennifer F. Scanlon	118,616,820	514,349	107,531	16,329,546

Proposal 2.	Ratification of appointment of Deloitte & Touche LLP as the Corporation's independent registered public accountants for 2017.

FOR	AGAINST	ABSTAIN
133,710,182	1,728,066	129,998

Proposal 3.	Approval of an Amendment to the Corporation’s Restated Certificate of Incorporation to remove the requirement to maintain a Finance Committee.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
118,104,178	970,970	163,552	16,329,546

Proposal 4.	Approval, by advisory vote, of the compensation of the Corporation's named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
115,583,098	2,978,995	676,607	16,329,546

Proposal 5.	Recommendation, by advisory vote, of the frequency of future votes to approve the compensation of the Corporation's named executive officers.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
117,995,351	434,669	608,261	200,419	16,329,546

At the Corporation’s annual meeting of stockholders held on May 10, 2017, the recommendation of the Board to hold an advisory vote regarding the compensation of the Corporation's named executive officers every year received the support of approximately 99% of the votes cast by stockholders. Taking into consideration that support and other relevant factors, the Board has determined that future stockholder advisory votes regarding the compensation of the Corporation’s named executive officers will be held every year until the next stockholder advisory vote regarding the frequency of that advisory vote on compensation, which is not required to be held until the Corporation’s 2023 annual meeting of stockholders. Accordingly, the next stockholder advisory vote regarding the compensation of named executive officers is expected to be held next year at the Corporation’s 2018 annual meeting of stockholders.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
The information in the Exhibit Index of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION Registrant

Date: May 11, 2017	By:	/s/ Michelle M. Warner
Name: Michelle M. Warner
Title: Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Number	Exhibit
3.1	Amendment to Restated Certificate of Incorporation of USG Corporation.